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EATON VANCE MUNICIPALS TRUST


FOR THE FUND:

                  o Massachusetts Municipal Bond Portfolio

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                             [ logo ]

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                           ANNUAL SHAREHOLDER REPORT

                               SEPTEMBER 30, 1995
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TO SHAREHOLDERS

Massachusetts Municipal Bond Portfolio (the Fund) paid to its shareholders monthly income dividends totaling $0.545 per share during the fiscal year ended September 30, 1995.

Based on the most recent dividend paid and the Portfolio's net asset value per share of $9.51 on September 30, 1995, the Fund's annualized distribution rate was 5.63%. To equal that rate in a taxable investment, a couple in the combined Federal and state 43.68% tax bracket would have to earn 9.94%.

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the municipal market under-performed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.(+)

 Sincerely,

/s/Thomas J. Fetter

Thomas J. Fetter
President
November 20, 1995

(+) A portion of the Portfolio's income could be subject to Federal alternative minimum tax.

               FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS...

For Federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the fiscal year that ended September 30, 1995, is designated as an exempt-interest dividend. Tax legislation eliminated the exemption to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts, may generate a small amount of ordinary taxable income.

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Included on the following page is a performance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.
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MANAGEMENT REPORT

YOUR INVESTMENT AT WORK   [logo]
Plymouth County
Correctional Facility

These bonds were used to construct a new 1,140-bed prison to house federal, state and county inmates in Plymouth. In addition to expanded housing facilities, the project includes a modern medical facility. The project was designed to provide partial relief for the Commonwealth's correctional system, which has become seriously overcrowded in the past decade. As a state-of-the-art, "direct supervision" facility, the project aims to provide a more successful correctional environment while reducing costs. The new facility is operated by the Plymouth County Sheriff's Department.

PORTFOLIO OVERVIEW
Based on market value as of Sept. 30, 1995

Number of issues.......................................95
Average quality........................................A+
Investment grade....................................96.3%
Effective maturity (years)..........................15.47

Largest sectors:
   General obligations..............................13.7%
   Insured hospitals................................11.8*
   Housing..........................................11.4
   Education........................................ 9.8
   Water and sewer.................................. 9.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Massachusetts

Massachusetts' employment levels have climbed significantly in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors.

The Commonwealth has greatly improved its financial position. Debt levels, while still too high, have nonetheless been reduced, while reserve levels have increased to 3% of revenues. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations and should record a modest surplus in the current fiscal year. As a reflection of the progress the Commonwealth has made in recent years, its debt ratings have been upgraded to A1 and A+, considerably higher than they were at their lowest point in early 1991. Looking ahead, the economy should continue to post modest growth. On the fiscal front, the administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.

FROM THE PORTFOLIO MANAGER:

"The Portfolio's exposure to the hospital sector remains quite low. Health care institutions around the country are under increasing pressure from competition. This condition is especially true in Massachusetts, where there are too many hospital beds for the Commonwealth's population.

"As a result, we do extensive research before adding any hospital bonds to the Portfolio, to ensure that the hospitals we choose will be among the survivors in this increasingly competitive environment.

"In structuring the Portfolio, we've employed a two-pronged strategy in the Portfolio, emphasizing quality on one hand and prudent yield enhancement on the other."

                                                  - Robert B. MacIntosh

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN MASSACHUSETTS MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHER MUNICIPAL BOND INDEX

From June 30, 1993. through September 30, 1995

------------------------
  AVERAGE ANNUAL RETURN
------------------------
1 Year              9.4%
------------------------
Life of Portfolio*  3.6%
------------------------
        Label                A                 B
                             Massachusetts
Label   date                 Municipal Bond    Lehman Bros.
-----------------------------------------------------------
 1      6/93+                 10000             10000
 2      7/93                   9930             10013
 3      8/93                  10215             10221
 4      9/93                  10332             10338
 5     10/93                  10338             10358
 6     11/93                  10234             10266
 7     12/93                  10455             10483
 8      1/94                  10567             10603
 9      2/94                  10314             10328
10      3/94                   9799              9908
11      4/94                   9785              9992
12      5/94                   9876             10078
13      6/94                   9786             10020
14      7/94                   9975             10200
15      8/94                  10021             10236
16      9/94                   9837             10086
17     10/94                   9588              9907
18     11/94                   9301              9727
19     12/94                   9587              9941
20      1/95                   9955             10266
21      2/95                  10276             10523
22      3/95                  10377             10644
23      4/95                  10376             10656
24      5/95                  10655             10996
25      6/95                  10473             10900
26      7/95                  10536             11003
27      8/95                  10675             11143
28      9/95                  10759             11214

Massachusetts Municipal Bond Portfolio:      $10,759
Lehman Brothers Municipal Bond Index:        $11,214

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 6/17/93.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

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                     Massachusetts Municipal Bond Portfolio
                              Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

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                               September 30, 1995
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ASSETS:
   Investment in Massachusetts Tax Free Portfolio-
      Identified cost                                                $7,063,263
      Unrealized appreciation                                           116,995
                                                                     ----------
   Total investment in Portfolio, at value (Note 1A)                 $7,180,258
   Receivable from the Administrator (Note 4)                            18,261
   Deferred organization expenses (Note 1D)                               4,870
                                                                     ----------
         Total assets                                                $7,203,389
                                                                     ==========

LIABILITIES:
   Dividends payable                                  $15,820
   Payable to affiliates-
      Trustees' fees                                       43
      Custodian fee                                       584
   Accrued expenses                                       985
                                                      -------
         Total liabilities                                               17,432
                                                                     ----------
NET ASSETS for 755,764 shares of beneficial
  interest outstanding                                               $7,185,957
                                                                     ==========

SOURCES OF NET ASSETS:
   Paid-in capital                                                   $7,961,511
   Accumulated net realized loss on investment and
      financial futures transactions (computed on the basis
      of identified cost)                                              (884,905)
   Accumulated distributions in excess of
      net investment income                                              (7,644)
   Unrealized appreciation of investments and
      financial futures contracts from Portfolio
      (computed on the basis of identified cost)                        116,995
                                                                     ----------
         Total                                                       $7,185,957
                                                                     ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   ($7,185,957 / 755,764 shares of beneficial interest outstanding)       $9.51
                                                                     ==========



                       See notes to financial statements
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                            STATEMENT OF OPERATIONS

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                         Year Ended September 30, 1995
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INVESTMENT INCOME (NOTE 1B):
   Investment income allocated from Portfolio                        $  474,754
   Expenses allocated from Portfolio                                    (39,205)
                                                                     ----------
      Net investment income from Portfolio                           $  435,549
   Expenses-
      Compensation of Trustees not members
         of the Administrator's organization          $   165
      Custodian fee (Note 4)                            3,285
      Legal and accounting services                     7,159
      Transfer and dividend disbursing agent fees       4,835
      Printing and postage                              4,647
      Amortization of organization expenses
       (Note 1D)                                        1,854
      Registration costs                                1,084
      Miscellaneous                                       401
                                                      -------
         Total expenses                               $23,430
      Deduct allocation of expenses to the
       Administrator (Note 4)                          18,261
                                                      -------
         Net expenses                                                     5,169
                                                                     ----------
            Net investment income                                    $  430,380
                                                                     ----------

REALIZED AND UNREALIZED GAIN
  (LOSS)ON INVESTMENTS:
   Net realized loss from Portfolio-
      Investment transactions (identified
        cost basis)                                                  $ (510,070)
      Financial futures contracts                                       (72,565)
                                                                     ----------
         Net realized loss                                           $ (582,635)
   Change in unrealized appreciation of investments and
      financial futures contracts                                       717,570
                                                                     ----------
         Net realized and unrealized gain                            $  134,935
                                                                     ----------
            Net increase in net assets from operations               $  565,315
                                                                     ==========


                       See notes to financial statements
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                      STATEMENTS OF CHANGES IN NET ASSETS
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                                              FOR THE YEAR ENDED SEPTEMBER 30,
                                              --------------------------------
                                                  1995                1994
                                              -----------          -----------

INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment income                   $   430,380          $   501,835
      Net realized loss on investments           (582,635)            (300,911)
      Change in unrealized appreciation
       (depreciation) of investments              717,570             (656,269)
                                              -----------          -----------
         Net increase (decrease) in net
          assets from operations              $   565,315          $  (455,345)
                                              -----------          -----------

   Distributions to shareholders (Note 2)-
      From net investment income              $  (429,708)         $  (501,835)
      In excess of net investment income                -               (3,565)
      In excess of realized gain on
       investment transactions                          -               (7,899)
                                              -----------          -----------
         Total distributions to
          shareholders                        $  (429,708)         $  (513,299)
                                              -----------          -----------

   Transactions in shares of beneficial
     interest (Note 3)-
      Proceeds from sales of shares           $ 1,433,581          $ 7,345,742
      Net asset value of shares issued to
         shareholders in payment
         of distributions declared                 96,976              113,009
      Cost of shares redeemed                  (3,818,659)          (2,214,217)
                                              -----------          -----------
         Increase (decrease) in net assets
          from Fund share transactions        $(2,288,102)         $ 5,244,534
                                              -----------          -----------
            Net increase (decrease) in
             net assets                       $(2,152,495)         $ 4,275,890


NET ASSETS:
   At beginning of year                         9,338,452            5,062,562
                                              -----------          -----------
   At end of year                             $ 7,185,957          $ 9,338,452
                                              ===========          ===========

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
   INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF YEAR                      $    (7,644)         $   (8,316)
                                              ===========          ===========


                       See notes to financial statements
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                              FINANCIAL HIGHLIGHTS
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

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                -----------------------------------------------------
                                                                       1995                1994             1993<F2>
                                                                    ----------          ----------        ---------
NET ASSET VALUE, beginning of year                                  $    9.220         $   10.260         $  10.000
                                                                    ----------         ----------         --------

INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                            $    0.546         $    0.548         $   0.141
   Net realized and unrealized
      gain (loss) on investments                                         0.290             (1.026)            0.284
                                                                    -----------        ----------         --------
      Total income (loss) from operations                           $    0.836         $   (0.478)        $   0.425
                                                                    ----------          ----------         --------

LESS DISTRIBUTIONS:
   From net investment income                                       $   (0.546)        $   (0.548)        $  (0.141)
   In excess of net investment income                                    -                 (0.004)           (0.024)
   In excess of net realized gain on investment transactions             -                 (0.010)             -
                                                                    ----------          ----------         --------

      Total distributions                                           $   (0.546)        $   (0.562)        $  (0.165)
                                                                    ----------          ----------         --------
NET ASSET VALUE, end of year                                        $    9.510         $    9.220         $  10.260
                                                                    ==========          ==========         ========

TOTAL RETURN<F4>                                                          9.37%              (4.79%)           4.04%

RATIOS/SUPPLEMENTAL DATA*:
   Net assets, end of year (000 omitted)                            $    7,186         $    9,338         $   5,063
   Ratio of net expenses to average daily net assets<F3>                 0.63%              0.60%             1.21%<F1>
   Ratio of net investment income to average daily net assets            5.93%              5.65%             4.80%<F1>


* For the years ended September 30, 1995 and 1994, the operating expenses of the Fund reflect a reduction of expenses by the
  Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

   Net investment income per share:                                 $    0.523         $    0.498
                                                                    ==========         ==========
   RATIOS (As a percentage of average daily net assets):
     Expenses<F3>                                                        0.88%             1.12%
     Net investment income                                               5.68%              5.13%

<F1> Annualized.
<F2> For the period from the start of business, June 17, 1993, to September 30, 1993.
<F3> Includes the Fund's share of Massachusetts Tax Free Portfolio's allocated expenses.
<F4> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

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                         Notes to Financial Statements

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(1) SIGNIFICANT ACCOUNTING POLICIES

Massachusetts Municipal Bond Portfolio (the Fund) is a non-diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Massachusetts Tax Free Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (2.4% at September 30, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At September 30, 1995, the Fund for Federal income tax purposes had a capital loss carryover of $297,528 which will reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal income or excise tax. Such capital loss carryover will expire on September 30, 2003. Additionally, at September 30, 1995, net capital losses of $541,316 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for Federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. OTHER - Investment transactions are accounted for on a trade date basis.

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(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1996 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

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(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                 Year Ended September 30,
                                                     -----------------------------------------------
                                                             1995                        1994
                                                     -------------------         -------------------
Sales                                                       158,095                      733,241
Issued to shareholders electing to receive
   payments of distributions in Fund shares                  10,463                       11,633
Redemptions                                                (425,246)                    (225,793)
                                                       -----------------           ------------------
Net increase (decrease)                                    (256,688)                    519,081
                                                       =================           ==================

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(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to the Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $18,261 of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

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(5) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1995, aggregated $1,479,720 and $4,180,879, respectively.

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                          Independent Auditors' Report
------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statement of assets and liabilities of Massachusetts Municipal Bond Portfolio (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended September 30, 1995 and the financial highlights for each of the two years in the period ended September 30, 1995 and for the period from the start of business June 17, 1993 to September 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Massachusetts Municipal Bond Portfolio series of Eaton Vance Municipals Trust at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
                                                           DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

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                        Massachusetts Tax Free Portfolio
                 Portfolio of Investments - September 30, 1995

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                          TAX-EXEMPT INVESTMENTS- 100%
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

RATINGS (UNAUDITED)  PRINCIPAL
                     AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S    OMITTED)   SECURITY                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                EDUCATION - 9.8%
Aa1      AA+         $1,625     Massachusetts Health and Educational Facilities  Authority, (HEFA) Amherst College,
                                6.80%, 11/1/21                                                                         $  1,740,440
A1       A+             250     Massachusetts HEFA, Tufts University, 7.75%, 8/1/13                                         271,052
NR       BBB-         3,700     Massachusetts HEFA, Merrimack College, 7.125%, 7/1/12                                     3,882,003
NR       AAA          2,900     Massachusetts HEFA, Wentworth Institute, (Connie Lee), 5.50%, 10/1/23                     2,675,047
NR       BBB-         6,855     Massachusetts HEFA, Smith College, 5.75%, 7/1/24                                          6,694,182
Aaa      AAA          5,180     Massachusetts HEFA, Harvard University, 5.625%, 11/1/28                                   5,114,577
Aa1      AA           4,690     Massachusetts Industrial Finance Agency, Phillips Academy, 5.375%, 9/1/23                 4,385,056
A1       NR           2,000     The New England Education Loan Marketing Corporation, (AMT), 6.90%, 11/1/09               2,157,440
NR       BBB-         1,300     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                Authority, Polytechnic University, 5.50%, 8/1/24                                          1,128,491
NR       BBB-         1,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Authority,
                                Polytechnic University, 6.50%, 8/1/24                                                       990,870
                                                                                                                       ------------
                                                                                                                       $ 29,039,158
                                                                                                                       ------------
                                GENERAL OBLIGATIONS - 13.7%
Baa1     NR          $1,000     City of Lowell, 6.375%, 8/15/01                                                        $  1,067,490
A1       A+           3,900     Commonwealth of Massachusetts, 5.00%, 1/1/12                                              3,609,060
A1       A+             875     Commonwealth of Massachusetts, 5.00%, 1/1/14                                                795,839
A1       A+           4,750     Massachusetts Bay Transportation Authority (MBTA), 5.50%, 3/1/21                          4,525,135
A1       A+           2,500     MBTA, 5.75%, 3/1/18                                                                       2,465,775
A1       A+          14,000     MBTA, 5.75%, 3/1/25                                                                      13,593,440
A1       A+           1,000     MBTA, 5.90%, 3/1/12                                                                       1,014,690
NR       BBB          1,175     Government of Guam, 5.40%, 11/15/18                                                       1,022,650
A        NR           3,375     Town of Nantucket, 6.80%, 12/1/11                                                         3,634,875
Baa1     A              100     Puerto Rico Public Buildings Authority, 5.50%, 7/1/21                                        92,369
Baa1     A            1,900     Puerto Rico Aqueduct and Sewer Authority, 7.00%, 7/1/19                                   2,037,313
A        A            2,500     University of Massachusetts Building Authority, 6.875%, 5/1/14                            2,839,950
A        A              250     University of Massachusetts Building Authority, 7.20%, 5/1/04                               287,396
NR       NR           3,350     Virgin Islands Public Finance Authority, 7.25%, 10/1/18                                   3,528,321
                                                                                                                       ------------
                                                                                                                       $ 40,514,303
                                                                                                                       ------------
                                HOSPITALS - 8.4%
A        A-          $3,000     Massachusetts HEFA, Charlton Memorial Hospital, 7.25%, 7/1/13                          $  3,147,750
A1       A              530     Massachusetts HEFA, Spaulding Rehabilitation Hospital, 7.625%, 7/1/21                       568,632
Baa1     BBB+         2,000     Massachusetts HEFA, New England Baptist Hospital, 7.35%, 7/1/17                           2,067,480
Aa       NR           3,100     Massachusetts HEFA, Daughters of Charity Health System, 6.10%, 7/1/14                     3,143,524
A1       A+           1,000     Massachusetts HEFA, Dana-Farber Cancer Institute, 6.65%, 12/1/15                          1,020,340
A        A            4,250     Massachusetts HEFA, The Medical Center of Central Massachusetts, 7.10%, 7/1/21            4,394,755
Baa      BBB          1,825     Massachusetts HEFA, Sisters of Providence Health System, 6.50%, 11/15/08                  1,877,870
NR       A-           1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/15                                      1,052,722
NR       A-           1,470     Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/22                                      1,507,073
NR       AAA          2,625     Massachusetts HEFA, Winchester Hospital (Connie Lee), 5.75%, 7/1/14                       2,557,223
NR       AAA          3,650     Massachusetts HEFA, Winchester Hospital (Connie Lee), 5.75%, 7/1/24                       3,486,917
                                                                                                                       ------------
                                                                                                                       $ 24,824,286
                                                                                                                       ------------
                                HOUSING - 11.4%
NR       AAA         $2,750     Framingham Housing Authority, (GNMA), 6.65%, 2/20/32                                   $  2,783,275
A1       A+           6,000     Massachusetts Housing Finance Agency (HFA), 6.375%, 4/1/21                                5,973,720
Aa       A+           7,250     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                                  7,328,952
Aa       A+           6,400     Massachusetts HFA, (AMT), 6.60%, 12/1/26                                                  6,469,696
Aaa      AAA          1,000     Massachusetts HFA, (FNMA), 6.875%, 11/15/11                                               1,063,630
Aaa      AAA          2,750     Massachusetts HFA, (FNMA), 6.90%, 11/15/21                                                2,882,330
Aa       A+           2,795     Massachusetts HFA, (AMT), 7.125%, 6/1/25                                                  2,908,924
Aa       A+             400     Massachusetts HFA, 7.35%, 12/1/16                                                           425,408
Aa       A+           2,265     Massachusetts HFA, (AMT), 8.10%, 6/1/20                                                   2,369,734
Aa       A+           1,500     Massachusetts HFA, (AMT), 8.10%, 12/1/21                                                  1,576,035
                                                                                                                       ------------
                                                                                                                       $ 33,781,704
                                                                                                                       ------------
                                INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL - 7.0%
Baa1     BBB         $14,185    City of Boston Harbor Electric Energy Company Project, (AMT), 7.30%, 5/15/15           $ 15,178,942
NR       NR           9,000     Massachusetts Industrial Finance Agency, Massachusetts Biomedical Research
                                Corporation, 0%, 8/1/19                                                                   3,817,800
Aa3      AA           1,550     Puerto Rico Industrial, Medical and Environmental Pollution Control Authority,
                                The Upjohn Company, 7.50%, 12/1/23                                                        1,697,235
                                                                                                                       ------------
                                                                                                                       $ 20,693,977
                                                                                                                       ------------
                                INSURED EDUCATION - 2.1%
Aaa      AAA         $  335     Massachusetts Educational Finance Authority, (MBIA), (AMT), 7.25%, 1/1/09              $    350,460
Aaa      AAA          2,000     Massachusetts Educational Finance Authority, (AMBAC), (AMT), 7.30%, 1/1/12                2,096,840
Aaa      AAA            250     Massachusetts HEFA, Northeastern University, (AMBAC), 7.50%, 10/1/08                        273,820
Aaa      AAA            400     Massachusetts HEFA, Boston University "RIBS", (MBIA), Variable, 10/1/31<F1>                 439,464
Aaa      AAA          3,000     Massachusetts HEFA, Tufts University, (FGIC), 5.95%, 8/15/18                              3,032,640
                                                                                                                       ------------
                                                                                                                       $  6,193,224
                                                                                                                       ------------
                                INSURED GENERAL OBLIGATION - 1.7%
Aaa      AAA         $1,795     City of Boston, (FSA), 4.875%, 9/1/09                                                  $  1,686,833
Aaa      AAA          1,000     Commonwealth of Puerto Rico "RIBS", (AMBAC), Variable, 7/1/15<F1>                         1,009,940
Aaa      AAA            600     Town of Tyngsborough,  (AMBAC), 6.90%, 5/15/08                                              663,798
Aaa      AAA          1,770     MBTA, (MBIA), 5.50%, 3/1/21                                                               1,663,995
                                                                                                                       ------------
                                                                                                                       $  5,024,566
                                                                                                                       ------------
                                INSURED HOSPITALS - 11.8%
Aaa      AAA         $  300     Massachusetts HEFA, Berkshire Health Systems, (MBIA), 7.60%, 10/1/14                   $    332,346
Aaa      AAA          1,250     Massachusetts HEFA, Beth Israel Hospital, Inverse Floaters, (AMBAC),
                                Variable, 7/1/25<F1>                                                                      1,253,675
Aaa      AAA          1,500     Massachusetts HEFA, Capital Asset Program, (MBIA), 7.20%, 7/1/09                          1,649,085
AAA      AAA          2,050     Massachusetts HEFA, Fallon Healthcare System (CGIG), 6.75%, 6/1/20<F2>                    2,171,442
AAA      AAA          4,500     Massachusetts HEFA, Fallon Healthcare System (CGIG), 6.875%, 6/1/11                       4,881,465
Aaa      AAA          2,040     Massachusetts HEFA, Beverly Hospital, (MBIA), 7.30%, 7/1/13                               2,219,581
Aaa      AAA          1,000     Massachusetts HEFA, BayState Medical Center, (FGIC), 5.00%, 7/1/20                          883,550
Aaa      AAA          3,000     Massachusetts HEFA, The Medical Center of Central Massachusetts, (AMBAC), "CARS",
                                Variable, 6/23/22<F1>                                                                     3,330,090
Aaa      AAA          2,000     Massachusetts HEFA, St. Elizabeth Hospital Issue, "LEVRRS", (FSA),
                                Variable, 8/15/21<F1>                                                                     2,196,960
Aaa      AAA          2,600     Massachusetts HEFA, Saint Luke's Hospital, "Yield Curve Notes", (MBIA),
                                Variable, 8/15/13<F1>                                                                     2,556,970
Aaa      AAA          1,200     Massachusetts HEFA, University Hospital, (MBIA), 7.25%, 7/1/19                            1,323,552
Aaa      AAA          6,950     Massachusetts HEFA, Lahey Clinic, (MBIA), 5.375%, 7/1/23                                  6,454,118
Aaa      AAA          5,000     Massachusetts HEFA, New England Medical Center, (MBIA), 5.375%, 7/1/24                    4,664,350
Aaa      AAA          1,000     Massachusetts HEFA, New England Medical Center, (FGIC), 6.50%, 7/1/12                     1,052,960
                                                                                                                       ------------
                                                                                                                       $ 34,970,144
                                                                                                                       ------------
                                INSURED HOUSING - 0.7%
Aaa      AAA         $2,000     Massachusetts Housing Finance Agency, (AMBAC), 6.45%, 1/1/36                           $  2,027,680
                                                                                                                       ------------
                                INSURED TRANSPORTATION - 2.2%
Aaa      AAA         $5,860     Massachusetts Port Authority, (AMT), (FGIC), 7.50%, 7/1/20                             $  6,490,243
                                                                                                                       ------------
                                LEASE/CERTIFICATE OF PARTICIPATION - 2.8%
NR       A           $7,800     Plymouth County, Massachusetts Correctional Facility Project, 7.00%, 4/1/22            $  8,363,862
                                                                                                                       ------------
                                NURSING HOMES - 0.5%
NR       AA          $1,495     Massachusetts HEFA, Deutches Altenheim, Incorporated, (FHA), 7.70%, 11/1/31<F2>        $  1,613,195
                                                                                                                       ------------
                                SOLID WASTE - 2.6%
Baa1     BBB         $5,970     Massachusetts Industrial Finance Agency, Massachusetts Refusetech, Inc.
                                Project, 6.30%, 7/1/05                                                                 $  6,242,531
NR       NR           1,340     City of Pittsfield, Vicon Recovery Associates Project, 7.95%, 11/1/04                     1,409,425
                                                                                                                       ------------
                                                                                                                       $  7,651,956
                                                                                                                       ------------
                                SPECIAL TAX - 4.2%
A1       A+          $5,695     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 6.00%, 6/1/13         $  5,747,223
A1       A+           4,560     Commonwealth of Massachusetts, Special Obligation Revenue Bonds, 5.80%, 6/1/14            4,518,550
Baa1     A            2,000     Puerto Rico Highway and Transportation Authority, 6.625%, 7/1/18                          2,099,080
                                                                                                                       ------------
                                                                                                                       $ 12,364,853
                                                                                                                       ------------
                                TRANSPORTATION - 5.2%
NR       BBB         $7,950     Guam Airport Authority, (AMT), 6.70%, 10/1/23                                          $  7,967,093
Aa       AA-          7,300     Massachusetts Port Authority, 6.00%, 7/1/23                                               7,260,069
                                                                                                                       ------------
                                                                                                                       $ 15,227,162
                                                                                                                       ------------
                                UTILITY - 6.0%
NR       BBB         $2,765     Guam Power Authority, 5.25%, 10/1/23                                                   $  2,382,103
A        BBB+         2,610     Massachusetts Municipal Wholesale Electric Company, 6.00%, 7/1/18                         2,555,843
A        BBB+         5,560     Massachusetts Municipal Wholesale Electric Company, 6.625%, 7/1/18                        5,747,205
A        BBB+         3,500     Massachusetts Municipal Wholesale Electric Company, 6.75%, 7/1/11                         3,664,010
Baa1     A-           1,850     Puerto Rico Electric Power Authority, 5.50%, 7/1/13                                       1,755,447
Baa1     A-             150     Puerto Rico Electric Power Authority, 5.50%, 7/1/20                                         138,746
NR       NR           1,500     Virgin Islands Water and Power Authority, 7.40%, 7/1/11                                   1,575,314
                                                                                                                       ------------
                                                                                                                       $ 17,818,668
                                                                                                                       ------------
                                WATER & SEWER - 9.8%
NR       NR          $2,075     Massachusetts Industrial Finance Authority, American Hingham Water, 6.60%, 12/1/15     $  2,095,480
A        A           18,620     Massachusetts Water Resources Authority (MWRA), 4.75%, 12/1/23                           15,364,479
A        A            5,000     MWRA, 5.00%, 3/1/22                                                                       4,323,500
A        A            1,500     MWRA, 5.25%, 3/1/13                                                                       1,390,095
A        A            3,915     MWRA, 5.25%, 12/1/15                                                                      3,608,260
NR       NR           2,000     Virgin Islands Water and Power Authority, 7.60%, 1/1/12                                   2,122,760
                                                                                                                       ------------
                                                                                                                       $ 28,904,574
                                                                                                                       ------------
TOTAL TAX-EXEMPT INVESTMENTS (IDENTIFIED COST, $277,979,560)                                                           $295,503,555
                                                                                                                       ============

<F1> The above designated securities have been issued as inverse floater bonds.
<F2> Security has been segregated to cover margin requirements on open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 7.3% of total investments.

                       See notes to financial statements

------------------------------------------------------------------------------
                        Massachusetts Tax Free Portfolio
                              Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------
                               September 30, 1995
-----------------------------------------------------------------------------

ASSETS:
   Investments-
      Identified cost                                            $277,979,560
      Unrealized appreciation                                      17,523,995
                                                                 ------------
   Total investments, at value (Note 1A)                         $295,503,555
   Cash                                                                 6,632
   Receivable for investments sold                                 13,030,253
   Interest receivable                                              5,219,546
   Deferred organization expenses (Note 1D)                            12,432
                                                                 ------------
         Total assets                                            $313,772,418
                                                                 ------------

LIABILITIES:
   Demand note payable (Note 5)               $2,018,000
   Payable for investments purchased           9,507,914
   Payable for daily variation margin
     on open financial futures contracts
    (Note 1E)                                     61,875
   Payable to affiliates-
      Trustees' fees                               4,126
      Custodian fee                                4,381
   Accrued expenses                                5,875
                                              ----------
         Total liabilities                                       $ 11,602,171
                                                                 ------------
NET ASSETS applicable to investors'
  interest in Portfolio                                          $302,170,247
                                                                 ============

SOURCES OF NET ASSETS:
   Net proceeds from capital
    contributions and withdrawals                                $284,750,352
   Unrealized appreciation of investments
   and financial futures contracts
   (computed on the basis of identified cost)                      17,419,895
                                                                 ------------

         Total                                                   $302,170,247
                                                                 ============

                       See notes to financial statements

-----------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

-----------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
-----------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income (Note 1B)                                     $ 19,516,946

   Expenses -
      Investment adviser fee (Note 2)           $  1,383,407
      Compensation of Trustees not members
       of the Investment Adviser's
       organization                                   16,111
      Custodian fee (Note 2)                         135,884
      Legal and accounting services                   30,407
      Amortization of organization expenses
       (Note 1D)                                       5,209
      Miscellaneous                                   91,575
                                                ------------
         Total expenses                         $  1,662,593
      Deduct reduction in custodian fee
        (Note 2)                                      61,501
                                                ------------
            Net expenses                                            1,601,092
                                                                 ------------
               Net investment income                             $ 17,915,854
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized loss -
      Investment transactions
       (identified cost basis)                 $(12,310,806)
      Financial futures contracts                (3,356,628)

            Net realized loss on investments                     $(15,667,434)
   Change in unrealized appreciation
    (depreciation) -
      Investments                              $ 24,470,289
      Financial futures contracts                  (482,875)
                                               ------------
            Net unrealized appreciation of
             investments                                           23,987,414
                                                                 ------------
               Net realized and unrealized
                gain on investments                              $  8,319,980
                                                                 ------------
                  Net increase in net assets
                   from operations                               $ 26,235,834
                                                                 ============

                       See notes to financial statements

------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                                                   ---------------------------------------------
                                                                                         1995                         1994
                                                                                   ----------------              ---------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations-
      Net investment income                                                            $ 17,915,854                  $ 17,598,654
      Net realized loss on investments                                                  (15,667,434)                   (5,575,616)
      Change in unrealized appreciation (depreciation) of investments                    23,987,414                   (26,955,377)
                                                                                       ------------                  ------------
         Net increase (decrease) in net assets from operation                          $ 26,235,834                  $(14,932,339)
                                                                                       ------------                  ------------
   Capital transactions-
      Contributions                                                                    $ 27,917,577                  $ 73,999,994
      Withdrawals                                                                       (60,522,944)                  (41,140,572)
                                                                                       ------------                  ------------
         Increase (decrease) in net assets resulting from capital transactions         $(32,605,367)                 $ 32,859,422
                                                                                       ------------                  ------------
            Total increase (decrease) in net assets                                    $ (6,369,533)                 $ 17,927,083

NET ASSETS:
   At beginning of year                                                                 308,539,780                   290,612,697
                                                                                       ------------                  ------------
   At end of year                                                                     $302,170,247                   $308,539,780
                                                                                      ============                   ============


------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                 -----------------------------
                                                  1995        1994       1993*
                                                 ------      ------     ------
RATIOS (As a percentage of average daily
  net assets):
   Expenses                                       0.56%       0.51%      0.49%+
   Net investment income                          6.00%       5.74%      5.72%+

PORTFOLIO TURNOVER                                  87%         53%        38%

NET ASSETS, end of period (000 omitted):       $302,170    $308,540   $290,613

+  Annualized
* For the period from the start of business, February 1, 1993, to September 30, 1993.


                       See notes to financial statements

------------------------------------------------------------------------------
                         Notes to Financial Statements

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Massachusetts Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair market value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

C. INCOME TAXES - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G. OTHER - Investment transactions are
accounted for on a trade date basis.

------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1995, the fee was equivalent to 0.46% of the Portfolio's average net assets for such period and amounted to $1,383,407. Except as to Trustees of the Portfolio who were not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank &Trust Company
(IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Credit balances used to reduce the Portfolio's custodian fee are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended September 30, 1995, no significant amounts have been deferred.

-------------------------------------------------------------------------------
(3) INVESTMENTS

For the year ended September 30, 1995, purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $256,567,304 and $272,646,745, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by the Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

   Aggregate cost                              $277,979,560
                                               ============
   Gross unrealized appreciation               $ 17,673,126
   Gross unrealized depreciation                    149,131
                                               ------------
      Net unrealized appreciation              $ 17,523,995
                                               ============

------------------------------------------------------------------------------
(5) LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. The Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle securities transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a Federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At September 30, 1995, the Portfolio had a balance outstanding pursuant to this line of credit of $2,018,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 1995.

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1995 is as follows:

     FUTURES CONTRACTS                                                                              NET UNREALIZED
     EXPIRATION DATE                          CONTRACTS                    POSITION                 DEPRECIATION
     12/95                                    45 Municipal Bonds           Short                      $104,100
                                                                                                      ========

At September 30, 1995, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

-------------------------------------------------------------------------------
                          Independent Auditors' Report
-------------------------------------------------------------------------------

TO THE TRUSTEES AND INVESTORS OF
MASSACHUSETTS TAX FREE PORTFOLIO


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Tax Free Portfolio as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended September 30, 1995 and the supplementary data for each of the two years in the period ended September 30, 1995 and for the period from the start of business February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Massachusetts Tax Free Portfolio at September 30, 1995, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 27, 1995

-------------------------------------------------------------------------------
                             Investment Management

------------------------------------------------------------------------------

FUND        OFFICERS                                 INDEPENDENT TRUSTEES
            THOMAS J. FETTER                         DONALD R. DWIGHT
            President                                President, Dwight Partners, Inc.
            JAMES B. HAWKES                          Chairman, Newspaper of New England, Inc.
            Vice President, Trustee                  SAMUEL L. HAYES, III
            ROBERT B. MACINTOSH                      Jacob H. Schiff Professor of Investment
            Vice President                           Banking, Harvard University Graduate School
            JAMES L. O'CONNOR                        of Business Administration
            Treasurer                                NORTON H. REAMER
            THOMAS OTIS                              President and Director, United Asset
            Secretary                                Management Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and Consultant


PORTFOLIO   OFFICERS                                 INDEPENDENT TRUSTEES
            THOMAS J. FETTER                         DONALD R. DWIGHT
            President                                President, Dwight Partners, Inc.
            JAMES B. HAWKES                          Chairman, Newspaper of New England, Inc.
            Vice President, Trustee                  SAMUEL L. HAYES, III
            ROBERT B. MACINTOSH                      Jacob H. Schiff Professor of Investment
            Vice President and Portfolio Manager     Banking, Harvard University Graduate School
            JAMES L. O'CONNOR                        of Business Administration
            Treasurer                                NORTON H. REAMER
            THOMAS OTIS                              President and Director, United Asset
            Secretary                                Management Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and Consultant


PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                          EATON VANCE MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110


                                                                          MMBSRC